Exhibit 99.1

DAWSON JAMES SECURITIES INITIATES COVERAGE

OF PAINCARE HOLDINGS WITH ‘BUY’

RECOMMENDATION

Division of Viewtrade Financial Reports 12-18 Month Price Target of $5-$6

ORLANDO, FL – (PR Newswire) – July 7, 2004 – PainCare Holdings, Inc. (AMEX:PRZ) today announced that Robert M. Wasserman, Director of Research at Dawson James Securities, a division of Viewtrade Financial, has issued research coverage on the Company with a “BUY” rating and a 12-18 month price target of $5-$6.

In a report published July 6, 2004, Wasserman noted, “With increased trading volume (due in part to a new listing on the American Stock Exchange), market capitalization exceeding $100 million, and stepped-up activity with institutional investors, PainCare shares are starting to get noticed by Wall Street, which should draw even more investor interest with good earnings and more acquisitions and contract signings projected for the near future.”

Continuing, Wasserman stated, “We are initiating coverage on PainCare Holdings with a ‘BUY’ rating and a 12-18 month price target of $5-$6, based on average price/earnings multiples of surgery center, physical therapy, and physician practice management companies. PainCare has grown rapidly (and profitably) through both acquisition-related and organic growth, and recent investor relations initiatives, as well as general maturation of the stock (Amex listing, higher trading volumes, and larger market cap), have awakened investor interest and could keep momentum going as earnings grow and more good news is announced.”

A copy of the research report may be found by visiting PainCare’s web site at www.paincareholdings.com.

The opinions expressed in the Dawson James Securities Initiation Report on PainCare Holdings, Inc. are those of the analyst and not of PainCare Holdings, Inc. PainCare Holdings does not accept responsibility for the accuracy of any of the information contained in this report. For information provided by PainCare Holdings with respect to its business and business prospects as well as the risks associated with an investment in PainCare Holdings’ stock, please see PainCare Holdings’ reports filed with the Securities and Exchange Commission, copies of which are available at www.sec.gov and also on the Company website at www.paincareholdings.com.

Analyst Certification:

The research analyst whose name appears on this research report certifies that 1) all of the views expressed in this research report accurately reflect his personal views about any and all of the subject securities or issuers discussed; and 2) no part of the research analyst’s compensation was, is, or will be directly or indirectly related to the specific recommendations or views expressed by the research analyst in this research report.

Dawson James has not acted as an investment banker for PRZ in the past, although Dawson James may serve as an investment banker for PRZ in the future. Dawson James does not make a market in the security. Neither the research analyst whose name appears on this report nor any member of his household is an officer, director or advisory board member of PRZ. Dawson James did not receive any other compensation from PRZ in the previous 12 months nor did the Firm own any additional securities of PRZ prior to the publication of this report. Robert Wasserman, the analyst authoring this report, along with other family members, owns 26,000 shares and 37,500 warrants exercisable at $1.00 per share as part of a private placement investment made by Mr. Wasserman in 2001. In addition, Mr. Wasserman holds 9,750 warrants exercisable at $1.00 per share as part of a distribution of placement agent warrants in 2001 arising from a private placement completed by a different investment bank employing Mr. Wasserman prior to his joining Dawson James.

Ratings definitions:

1) “Buy” means the stock is expected to appreciate and produce a total return of at least 20% and outperform the S&P 500 over the next 12-18 months; 2) “Neutral” means the stock is expected to perform generally in line with the S&P 500 over the next 12-18 months; and 3) “Sell” means the stock is expected to underperform the S&P 500 over the next 2-18 months.

Investment Banking relationships:

Within those ratings categories, 12% of the Buy-rated companies either currently are, could be or have been Dawson James Investment Banking clients within the past three years; 0% of the Neutral-rated companies are or have been clients and 0% of the Sell-rated companies are or have been clients.

Information about valuation methods and risks can be found in the “STOCK VALUATION” and “RISKS” sections of this report.

Dawson James (a division of Viewtrade Financial, Member SIPC, NASD, MSRB, or the “Firm”) does not make a market in these securities. The Firm may perform or seek to perform investment banking services for these companies in the future. Analysts receive no direct compensation in connection with the firm’s investment banking business. The Firm, its officers, directors, analysts or employees may effect transactions in and have long or short positions in the securities (or options or warrants with respect thereto) mentioned herein. Analysts may be eligible for bonus compensation based on the overall profitability of the firm, which takes into account revenues from all of the firm’s business, including investment banking. Although the statements of fact in this report have been obtained from and are based upon recognized statistical services, issuer reports or communications, or other sources that the Firm believes to be reliable, we cannot guarantee their accuracy. All opinions and estimates included in this report constitute The Firm’s judgment as of the date of this report and are subject to change without notice. The Firm may effect transactions as principal or agent in the securities mentioned herein. The securities discussed or recommended in this report may be unsuitable for investors depending on their specific investment objectives and financial position. This report is offered for informational purposes only, and does not constitute an offer or solicitation to buy or sell any securities discussed herein in any jurisdiction where such would be prohibited. Additional information available upon request.

About PainCare Holdings, Inc.

Founded in Orlando, Florida in 2000, PainCare specializes in the cost-effective delivery of high-tech pain relief through Minimally Invasive Surgery, Pain Management technologies and Orthopedic Rehabilitation. The Company has established and is aggressively expanding a highly specialized network of orthopedic rehabilitation, spine surgery and pain management centers across North America to serve the pain care market. PainCare has built a professional healthcare organization comprised of many internationally renowned pain management physicians, neuro-and orthopedic surgeons, and physiatrists with centers found in Florida, Colorado, North Dakota, Texas, Louisiana, Missouri, Georgia, Michigan and Canada.

PainCare also offers turnkey, on-site, rehab and electro diagnostic programs directly to independent physician practices, group practices and medical institutions under a revenue-sharing arrangement. MedX-Direct provides the most advanced testing, strengthening and rehabilitation utilizing state-of-the-art MedX equipment installed on-site at each physician practice. EDX-Direct program physicians are supplied with all equipment, technical training and support necessary to introduce electro diagnostic medicine studies into their respective practice offerings.

For more information on PainCare, please visit the Company web site at www.paincareholdings.com.

This press release may contain forward-looking statements that may be subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated including the following: insufficient capital to expand business; market acceptance of new products and services; management’s ability to effectively launch new products in a timely and cost-efficient manner; governmental regulation and legal uncertainties; ability to manage growth and to respond to rapid technological change; competitive pressures; costs or difficulties related to the integration of businesses, if any, acquired or that may be acquired, may be greater than expected; operating costs or customer loss and business disruption following future mergers and acquisitions may be greater than expected; general economic or business conditions; and any changes in the securities market. For a detailed description of these and other cautionary factors that may affect PainCare’s future results, please refer to PainCare’s filings with the Securities Exchange Commission, especially in the “Factors Affecting Operating Results and Market Price of Securities” included in the Company’s most recent filings filed with the Securities Exchange Commission.

FOR MORE INFORMATION, PLEASE CONTACT

Stephanie Noiseux, Elite Financial Communications Group, LLC

407-585-1080 or via email at steph@efcg.net